Prospectus Supplement	July 30, 2021

SUPPLEMENT TO PUTNAM CONVERTIBLE SECURITIES FUND (CLASS I SHARE
PROSPECTUS), PUTNAM MORTGAGE OPPORTUNITIES FUND (CLASS I SHARE
PROSPECTUS), AND PUTNAM SHORT DURATION BOND FUND

For Putnam Convertible Securities Fund (Class I Share Prospectus) and Putnam Mortgage Opportunities Fund (Class I Share Prospectus), effective immediately, the following replaces similar disclosure under the heading “Policy on excessive short-term trading”:

• Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in those shareholder accounts about which it possesses, or otherwise obtains, the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

• Account monitoring. Putnam Management’s Compliance Department currently uses multiple reporting tools to detect short-term trading activity occurring in accounts for investors held directly with the Putnam funds as well as in accounts held through financial intermediaries. Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a purchase into a fund followed, or preceded, by a redemption out of the same fund. If Putnam Management’s Compliance Department determines that an investor has engaged in excessive short-term trading, Putnam Management will issue the investor and/or the investor’s financial intermediary, if any, a written warning. Putnam Management’s practices for measuring excessive short-term trading activity and issuing warnings may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, those in connection with systematic investment or withdrawal plans and reinvestment of dividend and capital gain distributions.

• Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict purchases. Putnam Management may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund or other Putnam funds, and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies an investor or financial intermediary engaging in excessive trading, it may revoke certain privileges. Putnam Management may also temporarily or permanently bar the investor or financial intermediary from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the investor’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.

• Limitations on the fund’s policies. There is no guarantee that these policies will be able to detect excessive trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history,

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and in certain circumstances there may be operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase and redemption orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts are accounts in which shares are held in the name of a financial intermediary, such as a retirement plan sponsor, broker, adviser, or third-party administrator or recordkeeper, on behalf of its clients or participants, who are the beneficial owners of the fund shares held in the omnibus account. Putnam Management monitors cash flows into and out of the fund on an ongoing basis. If cash flows or other information indicate that excessive short-term trading may be taking place within an omnibus account, Putnam Management will contact the financial intermediary that maintains the omnibus account to obtain information about trading activity of the beneficial owners and attempt to identify and remedy any excessive trading. However, Putnam Management’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of the financial intermediaries that maintain the omnibus accounts. Financial intermediaries may impose different or additional limits on short-term trading.

For Putnam Short Duration Bond Fund, effective immediately, the following replaces in full the section entitled “Policy on excessive short-term trading”:

Policy on excessive short-term trading

• Policy on excessive short-term trading. Because the fund is a fund that investors may seek to use as a source of short-term liquidity, Putnam Management and the fund’s Trustees have not adopted policies to discourage short-term trading in the fund. However, because very large cash flows based on short-term trading may, under some market conditions, decrease the fund’s performance, Putnam Management and the fund reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Any fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its NAV. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

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